UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 3, 2006 (January 30, 2006)

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 0-15786
(Commission file number)

750 East Park Drive, Harrisburg, Pennsylvania	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2006, Community Banks, Inc. (“Community”), through two-newly formed Delaware statutory trust subsidiaries, completed an offering of 20,000 shares of fixed/floating rate trust preferred securities with an aggregate offering price of $20,000,000. The securities were issued by CMTY Capital Statutory Trust III and CMTY Capital Statutory Trust IV (collectively, the “Trusts”).

The Trust Preferred Securities were offered and sold to an initial purchaser in a private transaction that was not registered under the Securities Act of 1933. The initial purchaser intends to sell the Trust Preferred Securities to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933). The Trust Preferred Securities will not be registered under the Securities Act of 1933 and may not be offered or otherwise sold in the United States absent registration or an applicable exemption from such registration requirements.

The Trusts issued (i) $10,000,000 five-year fixed/floating rate securities with a fixed rate of interest of 6.35% for the first five years and a floating rate of interest thereafter at LIBOR plus 1.40%; and (ii) $10,000,000 ten-year fixed/floating rate securities with a fixed rate of interest 6.44% plus 1.40% for the first ten years and a floating rate of interest thereafter at LIBOR plus 1.40%. Distributions are payable quarterly to holders of the Trust Preferred Securities. The Trust Preferred Securities mature on March 15, 2036. The five-year fixed/floating rate securities are callable at par by Community after five years and the ten-year fixed/floating rate securities are callable at par by Community after ten years.

The Trust Preferred Securities are fully and unconditionally guaranteed on a subordinated basis by Community with respect to distributions and amounts payable upon liquidation, redemption or repayment pursuant to a Guarantee Agreement between Community and Wilmington Trust Company as trustee. Community’s guarantee is unsecured and ranks subordinate and junior in right of payment to all present and future senior indebtedness of Community.

The entire proceeds from the sale by the Trusts to the holders of the Trust Preferred Securities were combined with the entire proceeds ($620,000) from the sale by the Trusts to Community of their Common Securities and were be used by the Trusts to purchase $20,620,000 in principal amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures from Community. The Trust Preferred Securities and the Common Securities of the Trusts were issued pursuant to an Amended and Restated Declaration of Trust among Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as institutional trustee, Donald F. Holt and V. Anthony Viozzi, as administrators, and Community.

The Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures of Community were issued pursuant to an Indenture between Community and Wilmington Trust Company, as indenture trustee. The terms of the Debentures are substantially the same as the terms of the Trust Preferred Securities. Interest payable by Community to the Trusts on the Debentures will be used by the Trusts to make the distributions to holders of the Trust Preferred Securities. While Community may defer payments of interest on the Debentures up to 20 consecutive quarterly periods (but not beyond the March 15, 2036 maturity date of the Debentures), as long as no acceleration event of default (as defined in the Indenture) has occurred, Community has no present intention to defer such payments. If Community would defer payments of interest on the Debentures, distribution payments to holders of the Trust Preferred Securities would also be deferred.

The Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures are subordinated to the payment of any other indebtedness of Community that is not similarly subordinated. Upon the occurrence and continuation of an event of a default relating to the Debentures (as defined in the Indenture), either the indenture trustee or the holders of at not less than 25% in aggregate principal amount of the Debentures may declare the entire principal of the Debentures and the accrued interest immediately due and payable. Also upon occurrence and continuation of an event of default or if Community should elect to defer payment on the Debentures, with limited exceptions, Community may not declare or pay any dividends or distributions on its common stock.

Community plans to use the proceeds from the sale of the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures for general corporate purposes.

The descriptions set forth above of the various agreements are qualified in their entirety by reference to the forms of agreement filed as exhibits to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Form of Placement Agreement between Community Banks, Inc. and each Delaware statutory trust subsidiary (CMTY Capital Statutory Trust III and CMTY Capital Statutory Trust IV) and the placement agents.

4.1	Form of Declaration of Trust between Community Banks, Inc., as sponsor, and Wilmington Trust Company, as trustee.

4.2
Form of Amended and Restated Declaration of Trust among Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as institutional trustee, Community Banks, Inc., as sponsor, and Donald F. Holt and V. Anthony Viozzi, as administrators.

4.3	Form of Indenture between Community Banks, Inc. as issuer, and Wilmington Trust Company, as trustee.

4.4	Form of Guarantee Agreement between Community Banks, Inc., as guarantor, and Wilmington Trust Company, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC.
(Registrant)

Dated: February 3, 2006	By:	/s/ Donald F. Holt
Donald F. Holt Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Placement Agreement between Community Banks, Inc. and each Delaware statutory trust subsidiary (CMTY Capital Statutory Trust III and CMTY Capital Statutory Trust IV) and the placement agents.

4.1	Form of Declaration of Trust between Community Banks, Inc., as sponsor, and Wilmington Trust Company, as trustee.

4.2
Form of Amended and Restated Declaration of Trust among Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as institutional trustee, Community Banks, Inc., as sponsor, and Donald F. Holt and V. Anthony Viozzi, as administrators.

4.3	Form of Indenture between Community Banks, Inc. as issuer, and Wilmington Trust Company, as trustee.

4.4	Form of Guarantee Agreement between Community Banks, Inc., as guarantor, and Wilmington Trust Company, as trustee.